                                                                    Exhibit 99.4

                                   NUCO2 INC.
                              2800 SE Market Place
                                Stuart, FL 34997

                                                               ___________, 20__

TO:    [Optionee]
       [Street]
       [City, State, Zip]

     We are pleased to inform you that on  ___________,  20__, the [Stock Option
Subcommittee  of the  Compensation  and Stock Option  Committee of the] Board of
Directors  of NuCO2  Inc.  (the  "Company"),  granted  you a stock  option  (the
"Option")  pursuant to the Company's  [2005  Executive  Management  Stock Option
Plan, 2005 Non-Employee  Directors Stock Option Plan, 2005 Employee Stock Option
Plan] (the "Plan"),  to purchase  ______ shares (the  "Shares") of Common Stock, par value $.001 per share, of the Company, at a price of $_____ per Share.

     The Option may be exercised prior to  ___________,  20__ (on which date the
Option  will,  to the  extent not  previously  exercised,  expire)  as  follows:
____________________________________.

     The Option is issued in accordance  with and is subject to and  conditioned upon all of the terms and conditions of the Plan (a copy of which in its present form is attached hereto), as from time to time amended, provided,  however, that no future  amendment or  termination  of the Plan shall,  without your  consent, alter or impair any of your rights or obligations under the Option. Reference is made to the terms and conditions of the Plan, all of which are  incorporated  by reference in this option agreement as if fully set forth herein.

     Unless at the time of the exercise of the Option a  registration  statement under the  Securities  Act of 1933,  as amended (the "Act"),  is in effect as to such Shares,  any Shares  purchased by you upon the exercise of the Option shall be acquired for investment and not for sale or distribution,  and if the Company so  requests,  upon any  exercise of the Option,  in whole or in part,  you will execute and deliver to the Company a  certificate  to such  effect.  The Company shall not be  obligated  to issue any Shares  pursuant  to the Option if, in the opinion of counsel to the Company, the Shares to be so issued are required to be registered or otherwise  qualified  under the Act or under any other  applicable statute,  regulation or ordinance  affecting the sale of securities,  unless and until such Shares have been so registered or otherwise qualified.

     You understand and acknowledge that, under existing law, unless at the time of the  exercise  of the  Option a  registration  statement  under the Act is in effect as to such Shares (i) any Shares  purchased  by you upon  exercise of the
Option  may  be  required  to  be  held  indefinitely  unless  such  Shares  are subsequently  registered under the Act or an exemption from such registration is available;  (ii)  any  sales  of such  Shares  made in  reliance  upon  Rule 144 promulgated  under  the Act may be made  only in  accordance  with the terms and conditions of that Rule (which, under certain circumstances, restrict the number of shares which may be sold and the manner in which  shares may be sold);  (iii)
in the case of securities to which Rule 144 is not  applicable,  compliance with
Regulation A promulgated  under the Act or some other disclosure  exemption will be required;  (iv)  certificates  for Shares to be issued to you hereunder shall bear a legend to the effect that the Shares have not been  registered  under the
Act and that the Shares may not be sold,  hypothecated or otherwise  transferred in the absence of an  effective  registration  statement  under the Act relating thereto  or an  opinion  of  counsel  satisfactory  to  the  Company  that  such registration  is not required;  (v) the Company will place an appropriate  "stop transfer"  order with its transfer  agent with respect to such Shares;  and (vi)
the Company has  undertaken  no  obligation to register the Shares or to include the Shares in any registration  statement which may be filed by it subsequent to the issuance of the Shares to you. In addition,  you understand and  acknowledge that the Company has no  obligation to you to furnish  information  necessary to enable you to make sales under Rule 144.

     The Option (or installment thereof) is to be exercised by delivering to the
Company a written notice of exercise in the form attached  hereto and Exhibit A, specifying  the number of Shares to be  purchased,  together with payment of the purchase price of the Shares to be purchased.

     Would you kindly  evidence your acceptance of the Option and your agreement to comply with the  provisions  hereof and of the Plan by executing  this letter under the words "Agreed To and Accepted."

                                        Very truly yours,

                                        NuCO2 Inc.

                                        By:
                                           -------------------------------------
                                           Michael E. DeDomenico
                                           Chairman and Chief Executive Officer

AGREED TO AND ACCEPTED:

---------------------------
[Optionee]

                                    EXHIBIT A

NuCO2 Inc.
2800 S.E. Market Place
Stuart, Florida  34997

Ladies and Gentlemen:

     Notice is hereby  given of my election  to  purchase  ____ shares of Common
Stock,  $.001 par value (the "Shares"),  of NuCO2 Inc., at a price of $_____ per
Share,  pursuant  to  the  provisions  of  the  stock  option  granted  to me on
_________,  20__,  under the Company's [2005 Executive  Management  Stock Option
Plan, 2005 Non-Employee  Directors Stock Option Plan, 2005 Employee Stock Option
Plan]. Enclosed in payment for the shares is:

                  my check in the amount of $___________.

                  _____________Shares having a total value of $__________,  such value being based on the closing price(s) of the Shares on the date hereof.

          The  following   information  is  supplied  for  use  in  issuing  and
registering the Shares purchased hereby:

          Number of Certificates
              and Denominations              _______________________

          Name                               _______________________

          Address                            _______________________

                                             _______________________

          Social Security Number             _______________________

Dated:  ________________,________

                                             Very truly yours,

                                             ________________________
                                             [Optionee]